UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 17, 2008

Immunomedics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-12104	61-1009366
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 American Road, Morris Plains, New Jersey	07950
(Address of Principal Executive Offices)	(Zip Code)

(973) 605-8200
(Registrant's telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 7.01      Regulation FD Disclosure.

On September 17, 2008, Immunomedics, Inc., a Delaware corporation (the “Company”), provided a detailed review and update of the Company’s clinical pipeline, including plans for future clinical and research developments at the Company’s Research and Development (“R&D”) Day held at the Waldorf Astoria Hotel in New York City.   The full transcript of the Company’s presentations, including question and answer sessions is attached to this current report on Form 8-K as Exhibit 99.1.*

On September 17, 2008, the Company issued a press release announcing highlights from its R&D Day.  The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.2.

Item 9.01.     Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
99.1	Transcript of the R&D Day presentations including question and answer sessions.

99.2	Press Release of Immunomedics, Inc. dated September 17, 2008.

* The information furnished pursuant to Item 7.01 of this Form 8-K including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOMEDICS, INC.

By:  /s/ Cynthia L. Sullivan
Name:Cynthia L. Sullivan
Title:President and Chief Executive Officer

Date:  September 22, 2008